UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 22, 2014

Spark Networks, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32750	20-8901733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11150 Santa Monica Boulevard, Suite 600, Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

(310) 893-0550

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Ernst & Young LLP as Principal Accountant

On September 22, 2014, the Audit Committee of the Board of Directors of Spark Networks, Inc. (the “Company”) approved the dismissal of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm.

The reports of EY on the consolidated financial statements of the Company for the fiscal years ended December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Company’s consolidated financial statements for each of the fiscal years ended December 31, 2013 and December 31, 2012, and in the subsequent interim period through September 21, 2014 (the “Relevant Period”), there have been no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused EY to make reference thereto in their reports on the financial statements for such years. Also, during the Relevant Period, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K (“Reportable Events”).

The Company provided a copy of the foregoing disclosure to EY and requested that EY furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not EY agrees with the statements set forth in this subsection (a). A copy of such letter, dated September 24, 2014, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of Grant Thornton LLP as Principal Accountant

On September 22, 2014, the Company appointed Grant Thornton LLP (“GT”) as its independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2014. The engagement of GT will be subject to the ratification of the Company’s stockholders at the Company’s 2015 Annual Meeting of Stockholders.

During the Relevant Period, neither the Company nor (to the Company’s knowledge) anyone acting on behalf of the Company consulted with GT regarding either (i) the application of accounting principles to a specified transaction (either completed or proposed), (ii) the type of audit opinion that might be rendered on the Company’s financial statements, (iii) any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K, or (iv) any Reportable Event.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

16.1	Letter from Ernst & Young LLP addressed to the Securities and Exchange Commission, dated as of September 24, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARK NETWORKS, INC.
Date: September 24, 2014
	By:	/s/ Brett A. Zane
	Name:	Brett A. Zane
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit 16.1	Letter from Ernst & Young LLP addressed to the Securities and Exchange Commission, dated as of September 24, 2014.